EXHIBIT 10.1

EXECUTION COPY

AMENDMENT NO. 1 TO CREDIT AGREEMENT
This AMENDMENT NO. 1 TO CREDIT AGREEMENT (this “Amendment”), dated as of October 10, 2013, is entered into by and among MOHAWK INDUSTRIES, INC., a Delaware corporation (the “Company”), ALADDIN MANUFACTURING CORPORATION, a Delaware corporation (“Aladdin”), DAL-TILE DISTRIBUTION, INC., a Delaware corporation (“Dal-Tile”), MOHAWK UNITED INTERNATIONAL B.V., a private limited liability company (besloten vennootschap met beperkte aansprakelijkheid) incorporated under the laws of the Netherlands, having its official seat (statutaire zetel) in Oisterwijk, the Netherlands and its office at Beneluxstraat 1 (5061 KD) Oisterwijk, the Netherlands, and registered with the Trade Register of the Chambers of Commerce under number 17229715 (“Mohawk BV”), MOHAWK FOREIGN HOLDINGS S.À R.L., a company organized and existing under the laws of Luxembourg as a société à responsibilité limitée (“Mohawk Foreign”), MOHAWK INTERNATIONAL HOLDINGS S.À R.L., a company organized and existing under the laws of Luxembourg as a société à responsibilité limitée (“Mohawk International”), MOHAWK FOREIGN FUNDING S.À R.L., a company organized and existing under the laws of Luxembourg as a société à responsibilité limitée (“Mohawk Funding”), UNILIN BVBA, a private limited liability company (besloten vennootschap met beperkte aansprakelijkheid) organized under the laws of Belgium (“Unilin”, and collectively with the Company, Aladdin, Dal-Tile, Mohawk BV, Mohawk Foreign, Mohawk International and Mohawk Funding, the “Borrowers”), each Lender party hereto and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, Swing Line Lender and an L/C Issuer.
RECITALS
WHEREAS, the Borrowers, the Lenders and the Administrative Agent are parties to the Credit Agreement, dated as of September 25, 2013, (the “Credit Agreement”, and as amended by this Amendment, the “Amended Credit Agreement”), pursuant to which the Lenders have extended a revolving credit facility to the Borrowers; and
WHEREAS, the Borrowers have requested that the Administrative Agent and the Lenders signatory hereto agree to certain amendments to the Credit Agreement as provided herein, and the Administrative Agent and each of the undersigned Lenders have agreed to such requests, subject to the terms and conditions of this Amendment.
NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:
1.Defined Terms. Unless otherwise defined herein, capitalized terms used herein shall have the meanings, if any, assigned to such terms in the Amended Credit Agreement.
2.    Amendment to Credit Agreement. Effective as of the Closing Date but subject to the satisfaction of the conditions precedent set forth in Section 4 below, the Credit Agreement is amended as follows:
(a)    Amended Definition. The definition of “Eurocurrency Rate” in Section 1.01 of the Credit Agreement is amended by (x) deleting the text “(rounded upward to the next 1/100th of 1%)” appearing in paragraph (a) of such definition and (y) deleting the text “(rounded upwards, if necessary, to the nearest four decimal places)” appearing in clause (iii) of paragraph (a) of such definition.

21717464.4

3.    Representations and Warranties. The Borrowers and the Guarantors hereby represent and warrant to the Administrative Agent and the Lenders as follows:
(a)    no Default has occurred and is continuing, or would result from this Amendment;
(b)    the execution, delivery and performance by the Borrowers of this Amendment have been duly authorized by all necessary corporate and other action and do not and will not require any registration with, consent or approval of, or notice to or action by, any Person (including any Governmental Authority) in order to be effective and enforceable;
(c)    this Amendment constitutes the legal, valid and binding obligations of each Borrower, enforceable against it in accordance with its terms, without defense, counterclaim or offset; and
(d)    both before and immediately after giving effect to this Amendment, the representations and warranties contained in Article V of the Amended Credit Agreement (with each reference therein to “this Agreement”, “hereunder”, “Loan Document” and words of like import referring to the Credit Agreement being deemed to be a reference to the Amended Credit Agreement) are true and correct in all material respects (or, if qualified by materiality or Material Adverse Effect, in all respects) on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date, and except that the representations and warranties contained in subsections (a) and (b) of Section 5.05 of the Amended Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to subsections (a) and (b), respectively, of Section 6.01 of the Amended Credit Agreement.
4.    Conditions to Effectiveness.
(a)    This Amendment will become effective as of the Closing Date when and if each of the following conditions has been satisfied:
(i)    the Administrative Agent shall have received counterparts of this Amendment duly executed by the Borrowers, each Lender party to the Credit Agreement on the date hereof and the Administrative Agent; and
(ii)    unless waived by the Administrative Agent, the Company shall have paid all fees, charges and disbursements of counsel to the Administrative Agent (directly to such counsel if requested by the Administrative Agent) to the extent invoiced at least two (2) Business Days prior to or on the date hereof, plus such additional amounts of such fees, charges and disbursements as shall constitute its reasonable estimate of such fees, charges and disbursements incurred or to be incurred by it through the closing proceedings (provided that such estimate shall not thereafter preclude a final settling of accounts between the Company and the Administrative Agent).
(b)    For purposes of determining compliance with the conditions specified in this Section 4, each Lender that has executed this Amendment and delivered it to the Administrative Agent shall be deemed to have consented to, approved or accepted, or to be satisfied with, each document or other matter required under Section 4 to be consented to or approved by or acceptable or satisfactory to such Lender unless the Administrative Agent shall have received notice from such Lender prior to the proposed date of this Amendment specifying its objection thereto.

(c)    From and after the date hereof, the Credit Agreement is amended as set forth herein. Except as expressly amended pursuant hereto, the Credit Agreement shall remain unchanged and in full force and effect and is hereby ratified and confirmed in all respects.
(d)    The Administrative Agent will notify the Company and the Lenders of the occurrence of the effectiveness of this Amendment.
5.    Miscellaneous.
(a)    Except as herein expressly amended, all terms, covenants and provisions of the Credit Agreement and each other Loan Document are and shall remain in full force and effect. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Amended Credit Agreement. This Amendment shall be deemed incorporated into, and a part of, the Credit Agreement.
(b)    This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns under the Loan Documents.
(c)    THIS AMENDMENT IS SUBJECT TO THE PROVISIONS OF SECTIONS 10.14 AND 10.15 OF THE AMENDED CREDIT AGREEMENT RELATING TO GOVERNING LAW, VENUE AND WAIVER OF RIGHT TO TRIAL BY JURY, THE PROVISIONS OF WHICH ARE BY THIS REFERENCE INCORPORATED HEREIN IN FULL.
(d)    This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Amendment and the other Loan Documents constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Except as provided in Section 4, this Amendment shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties required to be a party hereto. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or other electronic imaging means shall be effective as delivery of a manually executed counterpart of this Amendment. This Amendment may not be amended except in accordance with the provisions of Section 10.01 of the Amended Credit Agreement.
(e)    If any provision of this Amendment or the other Loan Documents is held to be illegal, invalid or unenforceable, (i) the legality, validity and enforceability of the remaining provisions of this Amendment and the other Loan Documents shall not be affected or impaired thereby and (ii) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
(f)    The Company agrees to pay in accordance with Section 10.04 of the Credit Agreement all reasonable out of pocket expenses actually incurred by the Administrative Agent and its Affiliates in connection with the preparation, execution, delivery, administration of this Amendment and the other instruments and documents to be delivered hereunder, including, without limitation, the reasonable and documented fees, charges and disbursements of counsel to the Administrative Agent with respect thereto and with respect to advising the Administrative Agent as to its rights and responsibilities hereunder and thereunder.
(g)    This Amendment shall constitute a “Loan Document” under and as defined in the Amended Credit Agreement.
[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to Credit Agreement to be duly executed as of the date first above written.
MOHAWK INDUSTRIES, INC.

By: /s/ Shailesh Bettadapur
Name: Shailesh Bettadapur
Title: Vice President and Treasurer

ALADDIN MANUFACTURING CORPORATION

By: /s/ Shailesh Bettadapur
Name: Shailesh Bettadapur
Title: Vice President and Treasurer

DAL-TILE DISTRIBUTION, INC.

By: /s/ Shailesh Bettadapur
Name: Shailesh Bettadapur
Title: Vice President and Treasurer

MOHAWK UNITED INTERNATIONAL B.V.

By: /s/ Shailesh Bettadapur
Name: Shailesh Bettadapur
Title: Vice President and Treasurer

Mohawk Industries, Inc.
Signature Pages
Amendment No. 1 to Credit Agreement

MOHAWK FOREIGN HOLDINGS S.À R.L.

By: /s/ Shailesh Bettadapur
Name: Shailesh Bettadapur
Title: Vice President and Treasurer

MOHAWK INTERNATIONAL HOLDINGS S.À R.L.

By: /s/ Shailesh Bettadapur
Name: Shailesh Bettadapur
Title: Vice President and Treasurer

UNILIN BVBA

By: /s/ Shailesh Bettadapur
Name: Shailesh Bettadapur
Title: Vice President and Treasurer

MOHAWK FOREIGN FUNDING S.À R.L.

By: /s/ Shailesh Bettadapur
Name: Shailesh Bettadapur
Title: Vice President and Treasurer

Mohawk Industries, Inc.
Signature Pages
Amendment No. 1 to Credit Agreement

WELLS FARGO BANK, NATIONAL
ASSOCIATION, as Administrative Agent, as Swing Line Lender, as an L/C Issuer and as a Lender

By: /s/ Kay Reedy
Name: Kay Reedy
Title: Managing Director

Bank of America, N.A., as Syndication Agent, as an L/C Issuer and as a Lender

By: /s/ David McCauley
Name: David McCauley
Title: Senior Vice President

JP MORGAN CHASE BANK, N.A., as a Lender

By: /s/ John A. Horst
Name: John A. Horst
Title: Credit Executive

SUNTRUST BANK, as a Lender

By: /s/ Vinay N. Desai
Name: Vinay N. Desai
Title: Vice President

BARCLAYS BANK PLC, as a Lender

By: /s/ Irina Dimova
Name: Irina Dimova
Title: Vice President

Mohawk Industries, Inc.
Signature Pages
Amendment No. 1 to Credit Agreement

MIZUHO BANK, LTD., as a Lender

By: /s/ David Lim
Name: David Lim
Title: Authorized Signatory

REGIONS BANK, as a Lender

By: /s/ Fred Cecil
Name: Fred Cecil
Title: Senior Vice President

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as a Lender

By: /s/ Maria Iarricoio
Name: Maria Iarricoio
Title: Vice President

U.S. BANK, NATIONAL ASSOCIATION, as a Lender

By: /s/ Steven Dixon
Name: Steven Dixon
Title: Vice President

BRANCH BANKING AND TRUST COMPANY, as a Lender

By: /s/ Robert T. Barnaby
Name: Robert T. Barnaby
Title: Senior Vice President

Mohawk Industries, Inc.
Signature Pages
Amendment No. 1 to Credit Agreement

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Lender

By: /s/ Blake Wright
Name: Blake Wright
Title: Managing Director

By: /s/ James Austin
Name: James Austin
Title: Vice President

FIFTH THRID BANK, as a Lender

By: /s/ Kenneth W. Deere
Name: Kenneth W. Deere
Title: Senior Vice President

HSBC BANK USA, N.A., as a Lender

By: /s/ Chris Burns
Name: Chris Burns
Title: Vice President

ING BANK N.V., DUBLIN BRANCH, as a Lender

By: /s/ Shaun Hawley
Name: Shaun Hawley
Title: Vice President

By: /s/ Aidan Neill
Name: Aidan Neill
Title: Director

Mohawk Industries, Inc.
Signature Pages
Amendment No. 1 to Credit Agreement

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By: /s/ Susan J. Dimmick
Name: Susan J. Dimmick
Title: Senior Vice President

SYNOVUS BANK, as a Lender

By: /s/ John R. Frierson
Name: John R. Frierson
Title: Vice President

Mohawk Industries, Inc.
Signature Pages
Amendment No. 1 to Credit Agreement